UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest reported): September 15, 2004

                      ADVANCED PLANT PHARMACEUTICALS, INC.
               (Exact name of registrant as specified in charter)

         Delaware                      000-30256                 59-2762023
(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)


         43 West 33rd Street, New York, New York          10001
        (Address of principal executive offices)        (Zip Code)

        Registrant's telephone number, including area code: 212-695-3334

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On September 15, 2004, the Board of Directors of Advanced Plant Pharmaceuticals, Inc. (the "Company") was notified by Livingston, Wachtell & Co., LLP ("Livingston") that it was resigning as its independent registered public accountants. On November 15, 2004, the Company engaged the firm of Meyler & Company, LLC ("Meyler"), to serve as its independent public accountants for the fiscal year ending December 31, 2004.

         During the last two fiscal years ended December 31, 2003 and December 31, 2002 and through September 15, 2004, (i) there were no disagreements between the Company and Livingston on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Livingston would have caused Livingston to make reference to the matter in its reports on the Company's financial statements,
(ii) Livingston's reports on the Company's financial statements included an explanatory paragraph wherein they expressed substantial doubt about the Company's ability to continue as a going concern, and (iii) Livingston's reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years ended December 31, 2003, there were no reportable events as the term described in Item 304(a)(1)(v) of Regulation S-K.

         During the two most recent fiscal years and through November 15, 2004, the Company has not consulted with Meyler regarding either:

1. the application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Meyler concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. any matter that was either subject of disagreement or event, as defined in
Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(v) of Regulation S-K.

         On December 20, 2004, the Company provided Livingston with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Livingston furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Such letter is filed herewith as Exhibit 16.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(c) EXHIBITS.


Exhibit
Number                                Description
--------------------------------------------------------------------------------
16.1         Letter from Livingston, Wachtell & Co., LLP dated December 20, 2004


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ADVANCED PLANT PHARMACEUTICALS, INC.



Date:  December 20, 2004                    /s/David Lieberman
                                            ---------------------------
                                            David Lieberman
                                            Chief Executive Officer